EXHIBIT 34.1

                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors:
JPMorgan Chase Bank, National Association


We have examined management's assertion, included in the accompanying Management's Assertion on Compliance with Regulation AB Criteria, that JPMorgan Chase Bank, National Association (the "Bank") complied with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR") for the funding trust transactions backed by life insurance receivables listed in Appendix A. The Bank acted as servicer for these transactions as of June 15, 2006 and for the period from June 16, 2005 through June 15, 2006 (the "Reporting Period"). The servicing criteria (d)(1)(ii) -
(iv), 2(iii), 2(vi) and 4(x) - (xv) described in Section 229.1122(d) of the CFR are not applicable to the servicing of the funding trust transactions backed by life insurance receivables for the period. The CFR criteria that apply to the applicable transactions are considered the "Applicable Servicing Criteria". Our responsibility is to express an opinion on management's assertion about the Bank's compliance with the Applicable Servicing Criteria based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Bank's compliance with the Applicable Servicing Criteria and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Bank's compliance with the Applicable Servicing Criteria.

In our opinion, management's assertion that the Bank complied with the Applicable Servicing Criteria as of June 15, 2006 and for the period from June 16, 2005 through June 15, 2006 is fairly stated, in all material respects.



/s/ PricewaterhouseCoopers LLP


August 15, 2006

                                   APPENDIX A

               NAME OF TRUST                        APPLICABLE FUNDING AGREEMENT
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Hartford Life Global Funding Trust 2004-001          Funding Agreement FA-404001
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Hartford Life Global Funding Trust 2005-072          Funding Agreement FA-405072
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Hartford Life Global Funding Trust 2005-073          Funding Agreement FA-405073
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Hartford Life Global Funding Trust 2005-074          Funding Agreement FA-405074
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Hartford Life Global Funding Trust 2005-075          Funding Agreement FA-405075
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Hartford Life Global Funding Trust 2005-076          Funding Agreement FA-405076
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Hartford Life Global Funding Trust 2005-077          Funding Agreement FA-405077
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Hartford Life Global Funding Trust 2005-078          Funding Agreement FA-405078
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Hartford Life Global Funding Trust 2005-079          Funding Agreement FA-405079
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Hartford Life Global Funding Trust 2005-080          Funding Agreement FA-405080
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Hartford Life Global Funding Trust 2005-081          Funding Agreement FA-405081
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Hartford Life Global Funding Trust 2005-082          Funding Agreement FA-405082
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Hartford Life Global Funding Trust 2005-083          Funding Agreement FA-405083
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Hartford Life Global Funding Trust 2005-084          Funding Agreement FA-405084
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Hartford Life Global Funding Trust 2005-085          Funding Agreement FA-405085
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Hartford Life Global Funding Trust 2005-086          Funding Agreement FA-405086
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Hartford Life Global Funding Trust 2005-087          Funding Agreement FA-405087
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Hartford Life Global Funding Trust 2005-088          Funding Agreement FA-405088
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Hartford Life Global Funding Trust 2005-089          Funding Agreement FA-405089
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Hartford Life Global Funding Trust 2005-090          Funding Agreement FA-405090
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Hartford Life Global Funding Trust 2005-091          Funding Agreement FA-405091
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Hartford Life Global Funding Trust 2005-092          Funding Agreement FA-405092
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Hartford Life Global Funding Trust 2005-093          Funding Agreement FA-405093
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Hartford Life Global Funding Trust 2005-094          Funding Agreement FA-405094
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Hartford Life Global Funding Trust 2005-095          Funding Agreement FA-405095
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Hartford Life Global Funding Trust 2005-096          Funding Agreement FA-405096
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Hartford Life Global Funding Trust 2005-097          Funding Agreement FA-405097
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Hartford Life Global Funding Trust 2005-098          Funding Agreement FA-405098
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Hartford Life Global Funding Trust 2005-099          Funding Agreement FA-405099
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Hartford Life Global Funding Trust 2005-100          Funding Agreement FA-405100
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Hartford Life Global Funding Trust 2005-101          Funding Agreement FA-405101
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Hartford Life Global Funding Trust 2005-102          Funding Agreement FA-405102
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Hartford Life Global Funding Trust 2005-103          Funding Agreement FA-405103
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Hartford Life Global Funding Trust 2005-104          Funding Agreement FA-405104
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Hartford Life Global Funding Trust 2005-105          Funding Agreement FA-405105
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Hartford Life Global Funding Trust 2005-106          Funding Agreement FA-405106
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Hartford Life Global Funding Trust 2005-107          Funding Agreement FA-405107
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Hartford Life Global Funding Trust 2005-108          Funding Agreement FA-405108
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Hartford Life Global Funding Trust 2005-109          Funding Agreement FA-405109
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Hartford Life Global Funding Trust 2005-110          Funding Agreement FA-405110
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Hartford Life Global Funding Trust 2005-111          Funding Agreement FA-405111
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Hartford Life Global Funding Trust 2005-112          Funding Agreement FA-405112
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Hartford Life Global Funding Trust 2005-113          Funding Agreement FA-405113
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Hartford Life Global Funding Trust 2005-114          Funding Agreement FA-405114
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Hartford Life Global Funding Trust 2005-115          Funding Agreement FA-405115
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Hartford Life Global Funding Trust 2005-116          Funding Agreement FA-405116
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Hartford Life Global Funding Trust 2005-117          Funding Agreement FA-405117
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Hartford Life Global Funding Trust 2005-118          Funding Agreement FA-405118
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Hartford Life Global Funding Trust 2005-119          Funding Agreement FA-405119
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Hartford Life Global Funding Trust 2005-120          Funding Agreement FA-405120
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Hartford Life Global Funding Trust 2005-121          Funding Agreement FA-405121
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Hartford Life Global Funding Trust 2005-122          Funding Agreement FA-405122
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Hartford Life Global Funding Trust 2005-123          Funding Agreement FA-405123
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Hartford Life Global Funding Trust 2005-124          Funding Agreement FA-405124
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Hartford Life Global Funding Trust 2005-125          Funding Agreement FA-405125
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Hartford Life Global Funding Trust 2005-126          Funding Agreement FA-405126
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Hartford Life Global Funding Trust 2005-127          Funding Agreement FA-405127
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Hartford Life Global Funding Trust 2005-128          Funding Agreement FA-405128
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Hartford Life Global Funding Trust 2005-129          Funding Agreement FA-405129
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Hartford Life Global Funding Trust 2005-130          Funding Agreement FA-405130
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Hartford Life Global Funding Trust 2005-131          Funding Agreement FA-405131
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Hartford Life Global Funding Trust 2005-132          Funding Agreement FA-405132
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Hartford Life Global Funding Trust 2005-133          Funding Agreement FA-405133
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Hartford Life Global Funding Trust 2005-134          Funding Agreement FA-405134
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Hartford Life Global Funding Trust 2005-135          Funding Agreement FA-405135
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Hartford Life Global Funding Trust 2005-136          Funding Agreement FA-405136
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Hartford Life Global Funding Trust 2005-137          Funding Agreement FA-405137
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Hartford Life Global Funding Trust 2005-138          Funding Agreement FA-405138
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Hartford Life Global Funding Trust 2005-139          Funding Agreement FA-405139
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Hartford Life Global Funding Trust 2005-140          Funding Agreement FA-405140
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Hartford Life Global Funding Trust 2005-141          Funding Agreement FA-405141
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Hartford Life Global Funding Trust 2005-142          Funding Agreement FA-405142
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Hartford Life Global Funding Trust 2005-143          Funding Agreement FA-405143
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Hartford Life Global Funding Trust 2005-144          Funding Agreement FA-405144
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Hartford Life Global Funding Trust 2005-145          Funding Agreement FA-405145
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Hartford Life Global Funding Trust 2005-146          Funding Agreement FA-405146
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Hartford Life Global Funding Trust 2005-147          Funding Agreement FA-405147
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Hartford Life Global Funding Trust 2005-148          Funding Agreement FA-405148
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Hartford Life Global Funding Trust 2005-149          Funding Agreement FA-405149
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Hartford Life Global Funding Trust 2005-150          Funding Agreement FA-405150
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Hartford Life Global Funding Trust 2005-151          Funding Agreement FA-405151
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Hartford Life Global Funding Trust 2005-152          Funding Agreement FA-405152
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Hartford Life Global Funding Trust 2005-153          Funding Agreement FA-405153
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Hartford Life Global Funding Trust 2005-154          Funding Agreement FA-405154
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Hartford Life Global Funding Trust 2005-155          Funding Agreement FA-405155
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Hartford Life Global Funding Trust 2006-001          Funding Agreement FA-406001
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Hartford Life Global Funding Trust 2006-002          Funding Agreement FA-406002
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Hartford Life Global Funding Trust 2006-003          Funding Agreement FA-406003
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Hartford Life Global Funding Trust 2006-004          Funding Agreement FA-406004
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Hartford Life Global Funding Trust 2006-005          Funding Agreement FA-406005
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Hartford Life Global Funding Trust 2006-006          Funding Agreement FA-406006
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Hartford Life Global Funding Trust 2006-007          Funding Agreement FA-406007
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Hartford Life Global Funding Trust 2006-008          Funding Agreement FA-406008
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Hartford Life Global Funding Trust 2006-009          Funding Agreement FA-406009
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Hartford Life Global Funding Trust 2006-010          Funding Agreement FA-406010
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Hartford Life Global Funding Trust 2006-011          Funding Agreement FA-406011
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Hartford Life Global Funding Trust 2006-012          Funding Agreement FA-406012
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Hartford Life Global Funding Trust 2006-013          Funding Agreement FA-406013
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Hartford Life Global Funding Trust 2006-014          Funding Agreement FA-406014
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Hartford Life Global Funding Trust 2006-015          Funding Agreement FA-406015
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Hartford Life Global Funding Trust 2006-016          Funding Agreement FA-406016
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Hartford Life Global Funding Trust 2006-017          Funding Agreement FA-406017
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Hartford Life Global Funding Trust 2006-018          Funding Agreement FA-406018
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Hartford Life Global Funding Trust 2006-019          Funding Agreement FA-406019
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Hartford Life Global Funding Trust 2006-020          Funding Agreement FA-406020
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Hartford Life Global Funding Trust 2006-021          Funding Agreement FA-406021
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Hartford Life Global Funding Trust 2006-022          Funding Agreement FA-406022
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Hartford Life Global Funding Trust 2006-023          Funding Agreement FA-406023
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Hartford Life Global Funding Trust 2006-024          Funding Agreement FA-406024
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Hartford Life Global Funding Trust 2006-025          Funding Agreement FA-406025
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Hartford Life Global Funding Trust 2006-026          Funding Agreement FA-406026
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Hartford Life Global Funding Trust 2006-027          Funding Agreement FA-406027
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Hartford Life Global Funding Trust 2006-028          Funding Agreement FA-406028
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Hartford Life Global Funding Trust 2006-029          Funding Agreement FA-406029
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Hartford Life Global Funding Trust 2006-030          Funding Agreement FA-406030
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Hartford Life Global Funding Trust 2006-031          Funding Agreement FA-406031
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Hartford Life Global Funding Trust 2006-032          Funding Agreement FA-406032
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Hartford Life Global Funding Trust 2006-033          Funding Agreement FA-406033
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Hartford Life Global Funding Trust 2006-034          Funding Agreement FA-406034
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Hartford Life Global Funding Trust 2006-035          Funding Agreement FA-406035
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Hartford Life Global Funding Trust 2006-036          Funding Agreement FA-406036
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Hartford Life Global Funding Trust 2006-037          Funding Agreement FA-406037
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Hartford Life Global Funding Trust 2006-038          Funding Agreement FA-406038
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Hartford Life Global Funding Trust 2006-039          Funding Agreement FA-406039
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Hartford Life Global Funding Trust 2006-040          Funding Agreement FA-406040
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Hartford Life Global Funding Trust 2006-041          Funding Agreement FA-406041
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Hartford Life Global Funding Trust 2006-042          Funding Agreement FA-406042
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Hartford Life Global Funding Trust 2006-043          Funding Agreement FA-406043
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Hartford Life Global Funding Trust 2006-044          Funding Agreement FA-406044
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Hartford Life Global Funding Trust 2006-045          Funding Agreement FA-406045
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Hartford Life Global Funding Trust 2006-046          Funding Agreement FA-406046
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Hartford Life Global Funding Trust 2006-047          Funding Agreement FA-406047
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Hartford Life Global Funding Trust 2006-048          Funding Agreement FA-406048
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Hartford Life Global Funding Trust 2006-049          Funding Agreement FA-406049
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Hartford Life Global Funding Trust 2006-050          Funding Agreement FA-406050
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Hartford Life Global Funding Trust 2006-051          Funding Agreement FA-406051
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Hartford Life Global Funding Trust 2006-052          Funding Agreement FA-406052
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Hartford Life Global Funding Trust 2006-053          Funding Agreement FA-406053
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Hartford Life Global Funding Trust 2006-054          Funding Agreement FA-406054
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Hartford Life Global Funding Trust 2006-055          Funding Agreement FA-406055
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Hartford Life Global Funding Trust 2006-056          Funding Agreement FA-406056
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Hartford Life Global Funding Trust 2006-057          Funding Agreement FA-406057
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Hartford Life Global Funding Trust 2006-058          Funding Agreement FA-406058
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Hartford Life Global Funding Trust 2006-059          Funding Agreement FA-406059
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Hartford Life Global Funding Trust 2006-060          Funding Agreement FA-406060
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Hartford Life Global Funding Trust 2006-061          Funding Agreement FA-406061
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Hartford Life Global Funding Trust 2006-062          Funding Agreement FA-406062
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Hartford Life Global Funding Trust 2006-063          Funding Agreement FA-406063
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Hartford Life Global Funding Trust 2006-064          Funding Agreement FA-406064
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Hartford Life Global Funding Trust 2006-065          Funding Agreement FA-406065
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Hartford Life Global Funding Trust 2006-066          Funding Agreement FA-406066
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Hartford Life Global Funding Trust 2006-067          Funding Agreement FA-406067
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   Genworth Global Funding Trust 2006-A               Funding Agreement FA-I6001
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   Genworth Global Funding Trust 2006-B               Funding Agreement FA-I6002
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   Genworth Global Funding Trust 2006-C               Funding Agreement FA-I6003
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